Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Wayne Wasechek	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports First Quarter 2023 Results

SPOKANE, Wash., April 24, 2023 (BUSINESS WIRE) – PotlatchDeltic Corporation (Nasdaq: PCH) today reported net income of $16.3 million, or $0.20 per diluted share, on revenues of $258.0 million for the quarter ended March 31, 2023. Excluding CatchMark merger-related expenses, adjusted net income was $18.5 million, or $0.23 per diluted share for the first quarter of 2023. Net income was $163.9 million, or $2.35 per diluted share, on revenues of $411.4 million for the quarter ended March 31, 2022. Excluding after tax special items consisting of a non-cash pension settlement charge and a loss on fire damage, adjusted net income was $174.6 million, or $2.50 per diluted share for the first quarter of 2022.

First Quarter 2023 Highlights

•
Generated Total Adjusted EBITDDA of $57.7 million and Total Adjusted EBITDDA margin of 22%
•
Timberlands set quarterly harvest volume record of 2.1 million tons
•
Completed insourcing timberlands management for legacy CatchMark operations
•
Maintained strong liquidity position of $625 million as of March 31, 2023

“Our Timberlands and Real Estate businesses had strong operational performance during the quarter, offsetting weakness in Wood Products” said Eric Cremers, president and chief executive officer. “During the quarter our Timberlands business did an outstanding job and produced our highest quarterly harvest volume on record, and our Real Estate business experienced strong rural real estate sales activity, including a sizable conservation land sale in Alabama. As we head into the spring building season we are encouraged by the recent upward trend in lumber prices and we continue to remain optimistic on long-term housing-related fundamentals that drive demand in our business. Our strong balance sheet and commitment to a disciplined capital allocation strategy position us to continue to grow shareholder value," stated Mr. Cremers.

Financial Highlights

($ in millions, except per share data)	Q1 2023	Q4 2022	Q1 2022
Revenues	$258.0	$253.1	$411.4
Net income	$16.3	$3.8	$163.9
Weighted average shares outstanding, diluted (in thousands)	80,167	80,578	69,623
Net income per diluted share	$0.20	$0.05	$2.35

Adjusted Net Income	$18.5	$9.3	$174.6
Adjusted Net Income per diluted share	$0.23	$0.12	$2.50

Total Adjusted EBITDDA	$57.7	$52.3	$245.6
Dividends per share[1]	$0.45	$1.40	$0.44
Net cash from operations	$39.1	$33.5	$230.3
Cash and cash equivalents	$325.6	$343.8	$470.9

1 The regular dividend was increased 2.3% to $0.45 per quarter in Q4 2022 and a special dividend of $0.95 was paid in Q4 2022.

Business Performance: Q1 2023 vs. Q4 2022

Timberlands

First Quarter 2023 Highlights

•
Timberlands Adjusted EBITDDA decreased $4.0 million from Q4 2022
•
Northern sawlog prices decreased 19% primarily due to lower indexed sawlog prices and seasonally heavier sawlogs
•
Total harvest of 2.1 million tons exceeded plan driven by favorable harvest conditions
•
Southern sawlog prices decreased 3% primarily due to seasonally lower hardwood volumes and pine sawlog prices
•
Forest management costs decreased due to seasonally lower activities and insourcing of timberlands management on legacy CatchMark operations

($ in millions)	Q1 2023	Q4 2022	$ Change
Timberlands Revenues	$115.2	$121.9	$(6.7)

Timberlands Adjusted EBITDDA	$46.6	$50.6	$(4.0)

Wood Products

First Quarter 2023 Highlights

•
Wood Products Adjusted EBITDDA decreased $2.4 million from Q4 2022
•
Average lumber price decreased 8% to $435 per MBF in Q1 2023
•
Lumber production increased in Q1 2023 leading to higher fixed cost absorption
•
Log costs decreased primarily due to lower indexed pricing in Idaho
•
Increased plywood shipments were partially offset by lower price realizations

($ in millions)	Q1 2023	Q4 2022	$ Change
Wood Products Revenues	$152.8	$156.8	$(4.0)

Wood Products Adjusted EBITDDA	$—	$2.4	$(2.4)

Real Estate

First Quarter 2023 Highlights

•
Real Estate Adjusted EBITDDA increased $12.3 million from Q4 2022
•
Sold 6,939 acres of rural land at an average price of $2,568 / acre
•
Sold 24 residential lots at an average price of $116,429 / lot

($ in millions)	Q1 2023	Q4 2022	$ Change
Real Estate Revenues	$23.9	$11.7	$12.2

Real Estate Adjusted EBITDDA	$19.5	$7.2	$12.3

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net income per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, April 25, 2023, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-888-510-2008 for U.S./Canada and 1-646-960-0306 for international callers. Participants will be asked to provide conference I.D. number 7281983. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available two hours following the call until May 2, 2023 by calling 1-800-770-2030 for U.S./Canada or 1-647-362-9199 for international callers. Callers must enter conference I.D. number 7281983 to access the replay.

About PotlatchDeltic

PotlatchDeltic (Nasdaq: PCH) is a leading Real Estate Investment Trust (REIT) that owns nearly 2.2 million acres of timberlands in Alabama, Arkansas, Georgia, Idaho, Louisiana. Mississippi and South Carolina. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to environmental and social responsibility and to responsible governance. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs and expenses; long-term housing market fundamentals and lumber prices; disciplined capital allocation strategy; and similar matters. Words such as “anticipate,” “expect,” “will,” “intend,” “plan,” “target,” “project,” “believe,” “seek,” “schedule,” “estimate,” “could,” “can,” “may,” and similar expressions are intended to identify such forward-looking statements. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in foreign demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires at our facilities and on our timberland and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; the successful execution of the company’s strategic plans; the company’s ability and its contractors’ ability to implement the modernization plan for the Waldo, Arkansas sawmill, the company’s ability to meet expectations; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands, except per share amounts)	2023	2022	2022
Revenues	$257,962	$253,140	$411,350
Costs and expenses:
Cost of goods sold	224,350	214,765	179,847
Selling, general and administrative expenses	18,230	20,922	16,294
CatchMark merger-related expenses	2,209	1,318	—
Environmental charge	—	5,550	—
Loss on fire damage	—	—	276
	244,789	242,555	196,417
Operating income	13,173	10,585	214,933
Interest expense, net	(199)	(8,807)	(2,894)
Pension settlement charge	—	—	(14,165)
Non-operating pension and other postretirement employee benefit costs	(228)	(2,592)	(1,929)
Other	10	(66)	—
Income (loss) before income taxes	12,756	(880)	195,945
Income taxes	3,504	4,723	(32,065)
Net income	$16,260	$3,843	$163,880

Net income per share:
Basic	$0.20	$0.05	$2.36
Diluted	$0.20	$0.05	$2.35
Dividends per share[1]	$0.45	$1.40	$0.44
Weighted-average shares outstanding:
Basic	80,027	80,356	69,419
Diluted	80,167	80,578	69,623

1 The regular dividend was increased 2.3% to $0.45 per quarter in Q4 2022 and a special dividend of $0.95 was paid in Q4 2022.

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$325,632	$343,809
Customer receivables, net	29,565	22,813
Inventories, net	66,189	67,958
Other current assets	44,698	36,955
Total current assets	466,084	471,535
Property, plant and equipment, net	312,791	318,184
Investment in real estate held for development and sale	54,945	55,490
Timber and timberlands, net	2,488,956	2,508,372
Intangible assets, net	16,975	17,420
Other long-term assets	160,019	179,554
Total assets	$3,499,770	$3,550,555

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$78,268	$94,861
Current portion of long-term debt	39,985	39,979
Current portion of pension and other postretirement employee benefits	4,926	4,926
Total current liabilities	123,179	139,766
Long-term debt	992,988	992,701
Pension and other postretirement employee benefits	78,096	77,396
Deferred tax liabilities, net	41,756	41,790
Other long-term obligations	35,488	35,749
Total liabilities	1,271,507	1,287,402
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value, authorized 100,000 shares, issued and outstanding 79,916 and 79,683 shares	79,916	79,683
Additional paid-in capital	2,296,927	2,294,797
Accumulated deficit	(228,766)	(208,979)
Accumulated other comprehensive income	80,186	97,652
Total stockholders’ equity	2,228,263	2,263,153
Total liabilities and stockholders' equity	$3,499,770	$3,550,555

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended
(in thousands)	March 31, 2023	December 31, 2022	March 31, 2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$16,260	$3,843	$163,880
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	32,173	30,274	19,874
Basis of real estate sold	10,631	4,897	10,854
Change in deferred taxes	394	(3,898)	(2,123)
Pension and other postretirement employee benefits	1,611	4,323	3,857
Pension settlement charge	—	—	14,165
Equity-based compensation expense	2,279	2,356	2,056
Loss on fire damage	—	—	276
Other, net	(3,509)	(780)	(291)
Change in working capital and operating-related activities, net	(17,205)	(4,660)	21,208
Real estate development expenditures	(2,408)	(1,116)	(2,161)
Funding of pension and other postretirement employee benefits	(1,087)	(1,775)	(1,296)
Net cash from operating activities	39,139	33,464	230,299

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(4,255)	(12,976)	(12,566)
Timberlands reforestation and roads	(6,118)	(5,498)	(4,648)
Acquisition of timber and timberlands	—	(14,029)	—
Proceeds from property insurance	—	8,750	—
Interest received under swaps with other-than-insignificant financing element	5,055	2,798	—
Other, net	422	1,230	92
Net cash from investing activities	(4,896)	(19,725)	(17,122)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(35,962)	(111,555)	(30,524)
Repurchase of common stock	—	(50,022)	—
Proceeds from issuance of long-term debt	—	40,000	—
Repayment of long-term debt	—	(40,000)	(3,000)
Other, net	(838)	(1,260)	(1,071)
Net cash from financing activities	(36,800)	(162,837)	(34,595)
Change in cash, cash equivalents and restricted cash	(2,557)	(149,098)	178,582
Cash, cash equivalents and restricted cash, beginning	345,591	494,689	296,772
Cash, cash equivalents and restricted cash, ending[1]	$343,034	$345,591	$475,354

1 Includes $17.4 million, $1.8 million and $4.4 million at March 31, 2023, December 31, 2022 and March 31, 2022, respectively, that were or are intended to be reinvested in timber and timberlands and classified as restricted cash in Other current and long-term assets in the Condensed Consolidated Balance Sheets.

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands)	2023	2022	2022
Revenues
Timberlands	$115,238	$121,871	$123,657
Wood Products	152,795	156,805	295,742
Real Estate	23,863	11,682	34,065
	291,896	290,358	453,464
Intersegment Timberlands revenues	(33,934)	(37,218)	(42,114)
Consolidated revenues	$257,962	$253,140	$411,350

Adjusted EBITDDA[1]
Timberlands	$46,639	$50,567	$76,434
Wood Products	(31)	2,442	149,951
Real Estate	19,465	7,178	30,124
Corporate	(10,741)	(13,189)	(9,584)
Eliminations and adjustments	2,445	5,335	(1,363)
Total Adjusted EBITDDA	57,777	52,333	245,562
Interest expense, net[2]	(199)	(8,807)	(2,894)
Depreciation, depletion and amortization	(31,764)	(29,862)	(19,502)
Basis of real estate sold	(10,631)	(4,897)	(10,854)
CatchMark merger-related expenses	(2,209)	(1,318)	—
Environmental charge	—	(5,550)	—
Loss on fire damage	—	—	(276)
Pension settlement charge	—	—	(14,165)
Non-operating pension and other postretirement employee benefits	(228)	(2,592)	(1,929)
Gain (loss) on disposal of fixed assets	—	(121)	3
Other	10	(66)	—
Income before income taxes	$12,756	$(880)	$195,945

Depreciation, depletion and amortization
Timberlands	$20,461	$18,845	$12,161
Wood Products	11,035	10,727	7,021
Real Estate	156	177	170
Corporate	112	113	150
	31,764	29,862	19,502
Bond discounts and deferred loan fees[2]	409	412	372
Total depreciation, depletion and amortization	$32,173	$30,274	$19,874

Basis of real estate sold
Real Estate	$10,631	$4,899	$10,860
Eliminations and adjustments	—	(2)	(6)
Total basis of real estate sold	$10,631	$4,897	$10,854

1 Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA below.

2 Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Reconciliations

Unaudited

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands, except per share amount)	2023	2022	2022
Total Adjusted EBITDDA
Net income (GAAP)	$16,260	$3,843	$163,880
Interest expense, net	199	8,807	2,894
Income taxes	(3,504)	(4,723)	32,065
Depreciation, depletion and amortization	31,764	29,862	19,502
Basis of real estate sold	10,631	4,897	10,854
CatchMark merger-related expenses	2,209	1,318	—
Loss on fire damage	—	—	276
Environmental charge	—	5,550	—
Pension settlement charge	—	—	14,165
Non-operating pension and other postretirement benefit costs	228	2,592	1,929
Loss (gain) on disposal of fixed assets	—	121	(3)
Other	(10)	66	—
Total Adjusted EBITDDA	$57,777	$52,333	$245,562

Adjusted Net Income
Net income (GAAP)	$16,260	$3,843	$163,880
Special items after tax:
CatchMark merger-related expenses	2,209	1,318	—
Loss on fire damage	—	—	205
Pension settlement charge	—	—	10,553
Environmental charge	—	4,135	—
Adjusted Net Income	$18,469	$9,296	$174,638

Adjusted Net Income Per Diluted Share
Net income per diluted share (GAAP)	$0.20	$0.05	$2.35
Special items after tax:
CatchMark merger-related expenses	0.03	0.02	—
Pension settlement charge	—	—	0.15
Environmental charge	—	0.05	—
Adjusted Net Income Per Diluted Share	$0.23	$0.12	$2.50